Exhibit 4.1

(SPECIMEN COMMON STOCK CERTIFICATE—FRONT SIDE)

A Delaware Corporation

NUMBER	SHARES

EXTENDED STAY AMERICA, INC.

Common Stock, Par Value $0.0l Per Share

This Certifies that                                                   is the owner of                                                           fully paid and non-assessable Shares of the above Corporation transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.

In Witness Whereof, the said corporation has caused this Certificate to be signed by its duly authorized officers and to be sealed with the Seal of the Corporation.

Dated                     ,

By:	(SEAL)	By:
Name: Title:		Name: Title:

(SPECIMEN COMMON STOCK CERTIFICATE—BACK SIDE)

THE SHARES OF EXTENDED STAY AMERICA, INC., REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER AND OWNERSHIP SET FORTH IN THE CERTIFICATE OF INCORPORATION OF EXTENDED STAY AMERICA, INC. WHICH PROHIBIT (A) ANY PERSON (AS SUCH TERM IS DEFINED IN THE CERTIFICATE OF INCORPORATION OF EXTENDED STAY AMERICA, INC.) FROM BENEFICIALLY OWNING OR CONSTRUCTIVELY OWNING (AS THESE TERMS ARE DEFINED IN THE CERTIFICATE OF INCORPORATION OF EXTENDED STAY AMERICA, INC.) IN EXCESS OF 9.8% OF THE NUMBER OF OUTSTANDING SHARES OF ANY CLASS OR SERIES OF EQUITY STOCK OF EXTENDED STAY AMERICA, INC. (AS DEFINED IN THE CERTIFICATE OF INCORPORATION OF EXTENDED STAY AMERICA, INC.), (B) ANY PERSON FROM ACQUIRING OR MAINTAINING ANY OWNERSHIP INTEREST IN THE STOCK OF EXTENDED STAY AMERICA, INC. THAT IS INCONSISTENT WITH (I) THE REQUIREMENTS OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, PERTAINING TO REAL ESTATE INVESTMENT TRUSTS OR (II) ARTICLE V OF THE CERTIFICATE OF INCORPORATION OF EXTENDED STAY AMERICA, INC. AND (C) ANY TRANSFER OF SHARES OF EQUITY STOCK OF EXTENDED STAY AMERICA, INC. THAT ARE PAIRED PURSUANT TO ARTICLE VI OF THE CERTIFICATE OF INCORPORATION OF EXTENDED STAY AMERICA, INC., EXCEPT IN COMBINATION WITH AN EQUAL NUMBER OF SHARES OF ESH HOSPITALITY, INC. IN ACCORDANCE WITH THE CERTIFICATE OF INCORPORATION OF EXTENDED STAY AMERICA, INC., COPIES OF WHICH ARE ON FILE WITH THE TRANSFER AGENT NAMED ON THE FACE HEREOF, AND THE HOLDER OF THIS CERTIFICATE BY HIS ACCEPTANCE HEREOF CONSENTS TO BE BOUND BY SUCH RESTRICTIONS.

EXTENDED STAY AMERICA, INC. WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS A COPY OF THE COMPLETE PROVISIONS OF THE CERTIFICATE OF INCORPORATION OF EXTENDED STAY AMERICA, INC. SETTING FORTH THE TERMS AND CONDITIONS OF THE RESTRICTIONS ON TRANSFER AND OWNERSHIP, AND A COPY OF THE PROVISIONS SETTING FORTH THE DESIGNATIONS, PREFERENCES, PRIVILEGES AND RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF THAT EXTENDED STAY AMERICA, INC. IS AUTHORIZED TO ISSUE AND THE QUALIFICATIONS, LIMITATIONS AND RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. ANY SUCH REQUEST MAY BE ADDRESSED TO THE SECRETARY OF EXTENDED STAY AMERICA, INC. OR TO THE TRANSFER AGENT NAMED ON THE FACE HEREOF.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations. Additional abbreviations may also be used though not in the list.

TEN COM	– as tenants in common	UNIF GIFT MIN ACT – Custodian (Minor)
TEN ENT	– as tenants by the entireties	under Uniform Gifts to Minors Act (State)
JT TEN	– as joint tenants with right of survivorship and not as tenants in common	UNIF TRF MIN ACT – Custodian (Minor) under (State) Uniform Transfer to Minors Act

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE
For value received, the undersigned hereby sells, assigns and transfers unto
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

Shares

represented by the within Certificate, and hereby irrevocably constitutes and appoints

Attorney to transfer the said

shares on the books of the within-named Corporation with full power of substitution in the premises.

Dated,
In presence of	X
X

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular without alteration or enlargement, or any change whatever.